UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2018

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 22C, New York, New York

(Address of principal executive offices)

10019

(Zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in a Form 8-K filed by the Company on June 8, 2018, on June 4, 2018 the Company sold 8% Senior Secured Convertible Promissory Notes (“Notes”) and warrants and prepaid warrants (“Warrants”) pursuant to a Securities Purchase Agreement (“Agreement”) with an institutional investor in a transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Regulation S and Rule 506(b) promulgated thereunder, and received gross proceeds of $2,400,000.00.

The Agreement provided for an aggregate subscription amount for all securities to all purchasers of up to $4,000,000.00. On July 20, 2018, the Company entered into a second Securities Purchase Agreement with another institutional investor for the remaining Notes and Warrants in proportionate amounts to those issued in the June 4, 2018 transaction, in a transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder, and received gross proceeds of $1,600,000.00.

On July 20, 2018, the Company and the investor from the June 4, 2018 transaction amended the Agreement to delay the Company’s registration obligation, and amended the Warrants issued thereunder so that they are exercisable as of the amendment date, and the Company may redeem them at any time the Notes are no longer outstanding.

The above is a summary of the material terms and conditions of the Securities Purchase Agreement, the Notes, the Warrants, the other agreements issued into in conjunction therewith and the amendments thereto and is qualified in its entirety by the full terms and conditions of such agreements which are attached to the Form 8-K filed June 8, 2018 as Exhibit 10.1 and to this Form 8-K as Exhibits 10.1 and 10.2, and are hereby incorporated by reference.

Item 3.02	Unregistered Sales of Equity Securities

See Item 1.01 above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of First Amendment to Securities Purchase Amendment

10.2	Form of First Amendment to Warrants to Purchase Common Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Date: July 26, 2018	By:	/s/ Jennifer Simpson
	Name:	Jennifer Simpson
	Title:	President and Chief Executive Officer

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